(FRONT)                   INDEPENDENT REPRESENTATIVE
                           APPLICATION AND AGREEMENT


COMPLETION INSTRUCTIONS:
PLEASE FILL OUT BOXED AREA NEATLY MAKING SURE NOT TO WRITE OUTSIDE OF BOXES AS SHOWN TO INSURE PROPER PROCESSING OF YOUR INFORMATION COMPLETE AS SHOWN IN BLACK OR BLUE INK AND PRINT IN CAPITAL LETTERS



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HOME TELEPHONE NUMBER


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BUSINESS TELEPHONE NUMBER


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APPLICANT'S EXCEL ID#
THIS NUMBER WILL SERVE AS YOUR EXCEL IDENTIFICATION NUMBER ON ALL DOCUMENTATION. If you are joining Excel as an Individual Representative, fill in your SOCIAL SECURITY NUMBER. If you are joining Excel as a business, fill in your FEDERAL EMPLOYER'S IDENTIFICATION NUMBER.


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LAST NAME


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FIRST NAME


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BUSINESS NAME


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MAILING ADDRESS (This will be your shipping address for all correspondence and kits. P.O. Boxes cannot be used)


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CITY


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STATE


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ZIP CODE

OPTION: The MR Excelerator Kit may be sent to the Sponsor.
The newly sponsored MR must approve by initialing this box.


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SPONSOR'S EXCEL ID#


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SPONSOR'S LAST NAME


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SPONSOR'S FIRST NAME


INDEPENDENT REPRESENTATIVE ENROLLMENT (Please initial only one box.)

     My sponsor has informed me that I may become an Excel Independent ---- Representative by placing a fully refundable $75.00 deposit and that payment of the $75.00 refundable deposit is waived if I enroll in Excel's optional Management Services Program. (This refundable deposit is not applicable to residents of Alabama, Georgia, Kentucky, Louisiana, Minnesota, Nebraska, North Dakota, Pennsylvania, South Dakota, West Virginia or where prohibited by law.) I understand if I elect not to purchase the optional Management Services Program, Excel will supply, at no cost, a starter kit with necessary literature and sales aids to start my Excel business. Upon termination of my distributorship and for a period of 90 days thereafter, and upon my written request, Excel will unconditionally refund this application deposit within 30 days from the date requested.

     Please waive the fully-refundable $75 deposit. I elect to enroll in Excel's ---- Optional Management Services Program for $245. I understand this program includes the Managing Representative Package, the Excel Managing Representative Training Program and Corporate Office Support Services. In addition, I will receive downline reports and the company newsletter for the entire year. I understand that it is my responsibility to locate and attend an MR training class and that I may call 972-930-0695 for assistance. The training is of 2-3 hours duration regarding Excel customer services and IR procedures and techniques and is conducted by trainers equipped, certified and paid by Excel.

     I UNDERSTAND THAT MY PURCHASE OF THE OPTIONAL MANAGEMENT SERVICES PROGRAM IS NON-REFUNDABLE AFTER 10 DAYS FROM THE DATE OF THIS AGREEMENT.

I hereby apply to become an Independent Representative for Excel Communications Marketing, Inc. (Excel). I have read carefully and agree to be bound by all provisions of the Terms and Conditions which are printed on this application and all published Policies and Procedures of Excel. My sponsor has explained to me that purchase of the Management Services Program is optional, is not required and is non-refundable after 10 days from the date of this Agreement and that becoming an Excel customer is not required to participate as an Independent Representative.


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APPLICANT'S SIGNATURE


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DATE


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SPOUSE'S SIGNATURE (IF BUSINESS IS CO-OWNED)


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DATE


PLEASE INDICATE KIT OPTION CHOSEN ABOVE

                   $75  OPTION                   $245 OPTION
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PLEASE CHECK PAYMENT METHOD

            CHECK              CASHIER'S CHECK               MONEY ORDER
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MAKE PAYABLE TO:EXCEL COMMUNICATIONS MARKETING, INC.

            CHECK NUMBER       MONEY ORDER
------------            -------


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RECEIVED BY




WHITE - EXCEL                    YELLOW - SPONSOR          PINK - REPRESENTATIVE

(BACK)
                              REPRESENTATIVE TERMS

l. I understand that the Excel Independent Representative (IR) must be at least 18 years of age and therefore of legal age of consent in the state in which he/she resides.

2. If an enrollee in Excel's optional Management Services Program, I will receive a Managing Representative Package of literature and sales aids, downline reports and Company newsletters for a twelve month period and be provided training. I understand and agree that the annual renewal fee for the Management Services Program is $180.00. I also understand and agree that if I am not enrolled in Excel's optional Management Services Program, I will be charged for these services when and if they are provided.

3. I understand and agree that I am an independent contractor responsible for determining my own business activities and time spent and not an agent, employee or legal representative of the Company. I will not represent in any manner that I am an agent, employee, or legal representative of the Company. I am responsible for the payment of all federal and state self-employment taxes and any other tax required under any federal, state or regulatory or taxing agency. I will not be treated as an employee for federal or state purposes. If a Texas resident, I will remit applicable sales taxes with each literature and sales aids order.

4. Excel may provide Policies and Procedures and Rules and Regulations for IRs as well as modify its IR Compensation Program and customer services and charges. Such Policies and Procedures and Rules and Regulations and Compensation Plan modifications and customer services and charges, and all changes thereto, shall upon notice to IR become a binding part of this Agreement. Publication or such changes in the Excel Communicator shall be deemed notice to all IRs.

5. Excel provides the following fulfillment to its IRs: A new IR packet of sales literature whether or not the optional Management Services Package is purchased; shipment of ordered sales aids within ten days of receipt of the order and clearance of funds subject to availability of items ordered; calculation and payment of IR commission. Payment terms on IR purchases: cash, check, money order or credit card with order. No credit purchases or C.O.D.s available. IR commissions are paid pursuant to the Excel Compensation Plan, which is incorporated herein by reference.

6. This Agreement shall be deemed in effect upon its receipt and acceptance by Excel at its Corporate Office location at 8750 N. Central Expwy., Suite 1500, Dallas, Texas, 75231.

7. This Agreement is governed under the laws of the State of Texas. The parties agree that any claim, dispute or other difference between them shall be exclusively resolved by binding arbitration pursuant to the Commercial Arbitration Rules of the American Arbitration Association with arbitration to occur at Dallas, Texas. (For Louisiana resident
     Representatives, arbitration is held in New Orleans, Louisiana.) For more information, please see Compliance Section in the Excel Concept Book.

8. As an Excel IR, I shall place primary emphasis upon and shall obtain long distance Service Request Forms from non-IR consumers as a condition of my receipt of commissions. IRs residing in the states of Georgia, North Dakota, Indiana, Michigan and West Virginia are limited to $495.00 in IR purchases of all types from the Company during the first six months of being an IR. Permissible IR purchases shall be automatically modified to comply with the exemption requirements set forth in any states' laws regulating business opportunities.

9. I am responsible for supporting IRs I sponsor. I agree to maintain monthly support to those IRs in my commissionable downline by way of any of the following, or combination thereof: Personal contact, telephone communication, written communication and attendance at IR meetings.

10. This Agreement, including the Excel Policies and Procedures incorporated herein by reference, constitute the entire agreement between the parties hereto, and no other additional promises, representations, guarantees, or agreements of any kind shall be valid unless in writing.

11. Slamming is the unauthorized conversion of long distance service from a customer's current carrier to a new long distance carrier. If it is determined that the IR is guilty of slamming, immediate termination as an Excel Representative will occur and such IR shall indemnify and hold harmless Excel from any liability resulting therefrom.

12. I hereby acknowledge and agree to fully explain the three (3) day cancellation policy to each potential ExcelPaging customer prior to selling paging equipment and/or services to such customer.

13. I understand that the purchase of Excel's optional Management Services Program is not mandatory and that the Program includes an Independent Representative's current training materials and tools. I UNDERSTAND THAT NO PORTION OF THE PURCHASE PRICE OF THIS PACKAGE IS REFUNDABLE AFTER TEN (10) DAYS FROM THE DATE OF THIS AGREEMENT. CANCELLATION MUST BE POSTMARKED/RECEIVED BY EXCEL NO LATER THAN MIDNIGHT OF THE TENTH DAY SUBSEQUENT TO THE DATE OF THIS AGREEMENT. CANCELLATION MAY BE REQUESTED BY CERTIFIED LETTER OR TELEGRAM TO: EXCEL COMMUNICATIONS MARKETING, INC., CUSTOMER RELATIONS, P.O. BOX 650582, DALLAS, TEXAS 75265-0582. CANCELLATION REQUEST MAY ALSO BE SENT BY OVERNIGHT DELIVERY SERVICE TO: EXCEL COMMUNICATIONS MARKETING, INC., 16675 ADDISON ROAD, ADDISON, TX 75248. CANCELLATION REQUESTS MADE TO AN EXCEL IR WILL NOT BE ACCEPTED.

                                   FACTS THAT
                     EVERY EXCEL REPRESENTATIVE SHOULD KNOW

In order to help you understand and adhere to Excel's Policies and Procedures and to help you present the Excel Business Opportunity fairly and accurately to your prospects, we have compiled a listing of important facts that every Excel Independent Representative should know and by signing this agreement you hereby agree and acknowledge that you shall comply with the following policies. The listing is as follows:

1. The Area Coordinator position is a paid for business opportunity to earn $40 each time an Excel Managing Representative is trained by the Area Coordinator. There is no other commission structure for an Area Coordinator, and it is not necessary to be a Representative in order to be an Area Coordinator.

2. The Excel Sales Representative position has no initial fee, cost or investment, only a $75 refundable deposit. In some states, as listed in the Independent Representative's Application and Agreement, the deposit is not required.

3. All Representatives may purchase the optional Management Services Program consisting of training and various important administrative services. Representatives, whether or not they have purchased the optional Management Services Program, receive the same commissions and bonuses.

4. A new Representative's consideration of making the optional purchase of the Management Services Program is strongly recommended. Earning statistics consistently demonstrate that Excel Representatives who have purchased the optional Management Services Program earn on average three times the monthly income of those Representatives who have not received the training available only through the Management Services Program.

5. Providing prospective Representatives with copies of checks or statements of income earned by another Excel Representative, and the use of any charts or income projections is strictly prohibited by Excel's Policies and Procedures binding upon all Excel Representatives. Only Excel published, actual commission payout figures included with every Excelerator Kit may be utilized in discussions with prospective Excel Representatives.

6. Excel offers long distance telephone services throughout the United States (only 800/8XX service available in Alaska). Excel has licensed as a corporation and with various state public utilities commissions in all states where required to do so. Not every state requires Excel to maintain a corporate license or to be licensed to provide long distance telephone services.

7. Excel has filed and maintains with the United States Federal Communications Commission (FCC) the necessary filings and tariffs as regards to its interstate long distance telephone services. Excel has received and maintains an FCC license for its international long distance telephone services.

8. As an Excel Representative you may only utilize literature and sales aids provided by Excel. You should presume that any other literature and sales aids that you have obtained or which may become available to you are not approved for your use. To utilize non-Excel literature and sales aids is a violation of Excel's Policies and Procedures and may result in your termination as an Excel Representative.

9. With the exception of some states which approve our intrastate rates to their state residents, no attorney general or other regulatory authority ever reviews, endorses or approves the products or compensation plans of Excel or any other company, and you should make no claim that such approvals have occurred.

10. Slamming is the unauthorized conversion of a customer's long distance phone service from their current carrier to a new long distance carrier. The slamming of a customer to Excel Telecommunications long distance service is prohibited by Excel's Policies and Procedures as set forth in every Excel Representative's agreement, and will result in the immediate termination of Representative status and forfeiture of all commissions. Slamming is illegal under Federal law and in every state and may carry criminal penalties. Excel will refer Representatives who slam customers for criminal prosecution.

11. There are only two commissionable events for Excel Representatives, the obtaining of new long distance customers and customer long distance usage. Neither the sponsoring of a new Excel Representative nor the purchase of the optional Management Services Program results in commissions or bonuses being paid.